UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No.       )

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

BRIGHT MOUNTAIN ACQUISITION CORPORATION

(Name of Registrant As Specified in Charter)

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6400 Congress Avenue

Suite 2050

Boca Raton, Florida  33487

Telephone:  561-998-2440

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

To our common shareholders:

We are furnishing this notice and the accompanying information statement to the holders of shares of common stock, $.01 par value per share, of Bright Mountain Acquisition Corporation, a Florida corporation, for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.

The purpose of this information statement is to notify our common shareholders that on June 17, 2015, the holders of 19,638,009 shares of our common stock, representing 57.5% of the outstanding shares of our common stock, executed a written consent in lieu of an annual meeting of shareholders, to be effective on August 3, 2015 (the "Majority Shareholder Consent"), approving the following matters:

•	electing eight members to our board of directors;
•	ratifying the appointment of Liggett Vogt & Webb, P.A. as our independent registered public accounting firm;
•	ratifying the adoption of our 2015 Stock Option Plan;
•	an advisory vote on the frequency of an advisory vote on executive compensation; and
•	an advisory vote on executive compensation.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

BY ORDER OF THE BOARD OF DIRECTORS:

Boca Raton, Florida	/s/ W. Kip Speyer
June 22, 2015	W. Kip Speyer,
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials:  This information statement, along with our Annual Report on Form 10-K for the year ended December 31, 2014, are available free of charge on our website www.bmaq.com.

INFORMATION STATEMENT

FORWARD-LOOKING STATEMENTS

This information statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1.A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as amended, as filed with the Securities and Exchange Commission (the “2014 10-K”).

i

6400 Congress Avenue

Suite 2050

Boca Raton, Florida  33487

Telephone:  561-998-2440

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

GENERAL INFORMATION

This information statement is being mailed on or about June 22, 2015 to the holders of record at the close of business on June 17, 2015 (the "Record Date") of shares of the common stock of Bright Mountain Acquisition Corporation, a Florida corporation, in connection with actions taken by the holders of a majority of our outstanding common stock as follows:

•	electing eight members to our board of directors;
•	the ratification of the appointment of Liggett Vogt & Webb, P.A. as our independent registered public accounting firm;
•	ratifying the adoption of our 2015 Stock Option Plan;
•	an advisory vote on the frequency of an advisory vote on executive compensation; and
•	an advisory vote on executive compensation.

Members of our board of directors who collectively own 57.5% of our outstanding common stock, which represent our only class of voting securities, have executed the Majority Shareholder Consent approving the actions.  The elimination of the need for an annual meeting of shareholders to approve these actions is made possible by Section 607.0704 of the Florida Business Corporation Act which provides that any action to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted.  The number of common shares held by our board of directors on the Record Date were sufficient to approve these actions.  The board of directors does not intend to solicit any proxies or consents from any other shareholders in connection with these actions.

This information statement is being distributed pursuant to the requirements of Section 14(c) of the Exchange Act to our shareholders of record on the Record Date. The actions approved by the majority shareholders will be effective on August 3, 2015 which is 40 days after the mailing of this information statement. This information statement is being mailed on or about June 22, 2015 to shareholders of record on the Record Date who did not execute the Majority Shareholder Consent.  This information statement also constitutes notice under Section 607.0704 of the Florida Business Corporation Act that the corporate actions were taken by the written consent of the majority shareholders.

The entire cost of furnishing this information statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this information statement to the beneficial owners of our common stock held of record by them, and will reimburse such persons for their reasonable charges and expenses in connection therewith.

ELECTION OF DIRECTORS

Pursuant to the Majority Shareholder Consent, upon recommendation of the Board, all of the members of our board of directors were reelected to hold office until the 2016 annual meeting of shareholders or until his or her successor has been duly elected and qualified.  The following is biographical information on the members of our board of directors:

Name	Age	Positions
W. Kip Speyer	67	Chief Executive Officer, President and Chairman of the Board
Todd F. Speyer	33	Digital Director, Director
Annette Casacci	49	Chief Financial Officer, Director
Jonathan D. Thielmann	51	Director of Sales for BrightWatches.com, Director
Richard Rogers	58	Director
Todd Davenport	64	Director
Charles H. Lichtman	59	Director
Randolph Pohlman, PhD	71	Director

W. Kip Speyer has been our CEO, President and Chairman of the Board since May 2010. From 2005 to 2009 Mr. Speyer served as a director, the president and chief executive officer of Speyer Door and Window, LLC, which was sold to Haddon Windows, LLC (SecuraSeal, LLC, AccuWeld Corporation) in December 2009. From October 2002 to May 2005 Mr. Speyer had been a private investor. Mr. Speyer was president and chief executive officer of Intelligent Systems Software, Inc. (ISSI) from October 2000 through June 2002, whereby Mr. Speyer became chief executive officer of ICAD, Inc. (ICAD: Nasdaq) which was a combination of ISSI and Howtek, Inc. (HOWT:Nasdaq). Mr. Speyer was the president and chief executive officer of Galileo Corporation (GAEO: Nasdaq) from 1998 to 1999. Galileo Corporation changed its name to NetOptix (OPTX: Nasdaq) and was merged with Corning Corporation (GLW: NYSE) in a stock purchase in May 2000. From 1996 to 1998 Mr. Speyer was the president of Leisegang Medical Group, three medical device companies owned by Galileo Corporation. Prior to joining Galileo Corporation, Mr. Speyer founded Leisegang Medical, Inc. and served as its president and chief executive officer from 1986 to 1996. Leisegang Medical, Inc. was a company specializing in medical devices for women’s health. From 1982 to 1985 Mr. Speyer served as president of Hays Medical Companies, a six-company multi-national and part of the Hays Group. Mr. Speyer is a graduate of Northeastern University, Boston, Massachusetts, where he earned a Bachelor of Science Degree in Business Administration in 1972. Mr. W. Kip Speyer is the father of Mr. Todd F. Speyer.

Todd F. Speyer has been a member of the board of directors and an employee of our company since January 2011, currently serving as our Digital Director. Prior to joining our company, Mr. Speyer was the marketing and product manager for Speyer Door and Window from 2005 to 2009. He was responsible for developing all the company’s websites, from product conception in 2005 through the sale of the company in 2009, including writing copy and initiating animations on the website to illustrate product concept prior to prototype completion. Additionally, he was responsible for market research, pricing, design, feature and studying distribution characteristics of other companies in the door and window space. His input was felt in product design areas including, pricing, colors, appearance, features, performance and overall perceived salability. Mr. Speyer created the Speyer Seven product features as the most important customer buying attributes based on customer feedback. Mr. Speyer graduated from Florida State University in 2004 with a BA in English Literature. Mr. Todd F. Speyer is the son of Mr. W. Kip Speyer.

Annette Casacci was appointed as the Chief Financial Officer in July 2013 and a member of our board of directors in June 2014. Ms. Casacci joined our company in June 2013. From 2008 until June 2013, Ms. Casacci was the chief financial officer of Universal Court Reporting, Inc. She was also in charge of human resources. From 1998 to 2008, Ms. Casacci was a director, vice president and chief financial officer of Bryason Corporation, which was formed to provide equity to various start-up real estate businesses. Ms. Casacci graduated cum laude from Florida Atlantic University in 2001 with a B.S. in Business Administration. She also obtained an MBA from Florida Atlantic University in 2003.

Jonathan D. Thielmann has been a member of our board of directors since July 2013 and an employee of our company since inception in 2010, currently serving as Director of Sales for BrightWatches.com. From 2005 to 2009 Mr. Thielmann was vice-president of operations for Speyer Door and Window, Inc. Mr. Thielmann served a six-year tour of duty with the United States Navy and achieved the rank of Petty Officer First Class.

Richard Rogers has been a member of our board of directors since July 2013. For more than the past five years Mr. Rogers has been the president and chief executive officer of On Course Insurance, Inc., which provides custom insurance analysis to create the appropriate customer solution for its clients. As an independent agency On Course Insurance represents multiple insurance carriers. Mr. Rogers has been in the insurance industry since 1985. Mr. Rogers is a graduate of West Chester University and earned his Bachelor of Science Degree in pre-law in 1978.

Todd F. Davenport has been a director since February 2012. Mr. Davenport is an accomplished executive with significant domestic and international marketing, sales and general managerial experience. He most recently served as President and CEO of Oxira Medical, Inc., Boca Raton, FL from 2008 to 2012. Oxira Medical, Inc., formerly known as Breeze Medical, Inc., was a pre-commercialization stage company targeting the development of catheter-based medical products to be used in the treatment of coronary arteries. Mr. Davenport was recruited by the board of Cardio Optics, Inc. to be its President and CEO, where he worked from 2005 to 2007. Prior to that he was President, CEO and co-founder of Viacor, Inc. from 2000 to 2004. During this time he was the co-inventor of eight issued U.S. patents. Mr. Davenport’s early career began in 1972 where he worked as a Sales Rep for C.R. Bard, Inc., a major international medical device company. Additional work experience included Vice President of Sales and Marketing for the Cordis Corporation from 1974 to 1986, Vice President and GM for Abiomed, Inc. from 1986 to 1990, Vice President of Marketing and Sales at Baxter International, Inc. from 1990 to 1992, President, International Division, St. Jude Medical, Inc., from 1992 to 1995. Mr. Davenport served on the boards of the World Medical Manufacturing Corporation from 1995 to 1996 and Net Optix, Inc. from 1997 to 2000.

Charles H. Lichtman has been a member of our board of directors since October 2014. For more than the past 10 years he has been a partner at the law firm of Berger Singerman in its Fort Lauderdale, Florida office. Mr. Lichtman’s practice focuses on complex commercial litigation and trial practice. He has significant experience in large fraud, corporate shareholder, finance and receivership/trustee cases of all types and he is admitted to practice before the U.S. Supreme Court. Mr. Lichtman received an A.B. Double Major with honors from Indiana University and Juris Doctorate from DePaul University, College of Law.

Randolph Pohlman, PhD., has served as a member of our board of directors since March 2015. He is Professor and the Dean Emeritus of the H. Wayne Huizenga School of Business and Entrepreneurship at Nova Southeastern University, the largest independent institution of higher education in the State of Florida and among the top 20 largest independent institutions nationally. He served as the Dean of the H. Wayne Huizenga School of Business and Entrepreneurship at Nova Southeastern University from 1995 through 2009 and as a professor subsequent to 2009. Prior to his arrival at Nova Southeastern University, Dr. Pohlman was a senior executive at Koch Industries, Inc. the second largest privately held company in the United States. He was recruited to Koch Industries, Inc. via Kansas State University (KSU), where for more than 10 years, he served KSU in a variety of administrative and faculty positions, including holding the L.L. McAninch Chair of Entrepreneurship and Dean of the College of Business. Dr. Pohlman also served as a Visiting Research Scholar at the University of California, Los Angeles, and was a member of the Executive Education Advisory Board of the Wharton School of the University of Pennsylvania. From March 2012 until September 2014 Dr. Pohlman was a member of the board of directors of As Seen On TV, Inc. Dr. Pohlman served in the U.S. Air Force from 1968 to 1973, achieving the rank of Captain.

There are no family relationships between any of the executive officers and directors other than as set forth above. Each director is elected at our annual meeting of shareholders and holds office until the next annual meeting of shareholders, or until his or her successor is elected and qualified.

Director qualifications

The following is a discussion for each director’s specific experience, qualifications, attributes or skills that our board of directors considered to conclude that the individual should be serving as a director of our company.

W. Kip Speyer – Mr. Speyer’s experience as the Chief Executive Officer and/or Chairman of the board of directors of other public companies were factors considered by the Board.

Todd F. Speyer – Mr. Speyer’s website development experience as well as his marketing experience were factors considered by the Board.

Jonathan D. Thielmann – Mr. Thielmann’s operational experience were factors considered by the Board.

Richard Rogers – Mr. Roger’s business experience, with a concentration in a regulated industry, were factors considered by the Board.

Todd Davenport – Mr. Davenport’s marketing, sales and executive experience were factors considered by the Board.

Charles H. Lichtman – Mr. Lichtman’s professional experience as an attorney was the factor considered by the Board.

Annette Casacci – Ms. Casacci's experience as a chief financial officer and her business experience in early stage companies were factors considered by the Board.

Randolph Pohlman, PhD – Dr. Pohlman's extensive business experience and service on other public company boards were factors considered by the Board.

In addition to the each of the individual skills and backgrounds described above, the Board also concluded that each of these individuals will continue to provide knowledgeable advice to our other directors and to senior management on numerous issues facing our company and on the development and execution of our strategy.

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Majority Shareholder Consent ratified the Audit Committee's appointment of Liggett, Vogt & Webb, P.A. as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2015.  Our Audit Committee may however, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interests.

The following table shows the fees that were billed for the audit and other services provided by Liggett, Vogt & Webb, P.A. (including its predecessor firm) for the years ended December 31, 2014 and 2013.

	2014	2013

Audit Fees	$23,000	$42,637
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$23,000	$42,637

Audit Fees — This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees — This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the Securities and Exchange Commission and other accounting consulting.

Tax Fees — This category consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees — This category consists of fees for other miscellaneous items.

Our board of directors has adopted a procedure for pre-approval of all fees charged by our independent registered public accounting firm. Under the initial procedure, the Board approved the engagement letter with respect to audit, tax and review services. Other fees were subject to pre-approval by the Board, or, in the period between meetings, by a designated member of the Board. Any such approval by the designated member was disclosed to the entire Board at the next meeting. The audit and tax fees paid to the auditors with respect to 2014 were pre-approved by the entire board of directors.   Following the establishment of a standing Audit Committee of the board of directors in May 2015, the Audit Committee is charged with engaging our independent registered public accounting firm and pre-approving all fees to be paid to our auditors.

RATIFICATION OF OUR 2015 STOCK OPTION PLAN

On May 22, 2015, our board of directors authorized our 2015 Stock Option Plan (the “2015 Plan”).  Upon the recommendation of the Board, the Majority Shareholder Consent ratified the Board's adoption of our 2015 Stock Option Plan.  A copy of the 2015 Plan is included as Exhibit A to this information statement.

The purpose of the 2015 Plan is to provide an incentive to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons into our development and financial success. Under the 2015 Plan, we are authorized to issue incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, and non-qualified stock options.  We have reserved for issuance an aggregate of 1,000,000 shares of common stock under the 2015 Plan. The maximum aggregate number of shares of our common stock that will be subject to grants made under the 2015 Plan to any individual during any calendar year is 100,000 shares.

The Compensation Committee of our board of directors administers the 2015 Plan. The material terms of each option granted pursuant to the 2015 Plan will contain the following terms:

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that the purchase price of each share purchasable under an option shall be determined by the Compensation Committee at the time of grant,

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the term of each option shall be fixed by the Compensation Committee, but no option shall be exercisable more than 10 years after the date such option is granted, and

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in the absence of any option vesting periods designated by the Compensation Committee at the time of grant, options shall vest and become exercisable in terms and conditions, consistent with the 2015 Plan, as may be determined by the Compensation Committee and specified in the grant instrument.

As of the Record Date, we have not made any grants under the 2015 Plan.

ADVISORY VOTE ON THE FREQUENCY OF AN

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Majority Shareholder Consent fixed the frequency with which we will hold a non-binding advisory vote on the compensation of our named executive officers.  In considering this action, the majority shareholders considered their preference as to whether the advisory vote on the compensation of our named executive officers should occur:

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once every three years,

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once every two years, or

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once every year.

The majority shareholders, upon the recommendation of our board of directors, determined that the frequency of the shareholder vote on the compensation of our named executive officers should be once every three years.  The Board views the way it compensates our named executive officers as an essential part of our strategy to maximize our performance. The Board believed that a vote every three years will permit us to focus on developing compensation practices that are in the best long-term interests of our company and our shareholders. The Board believed that a more frequent advisory vote may cause us to focus on the short-term impact of our compensation practices to the possible detriment of our long-term performance.  The majority shareholders concurred with the Board's views.  Although the adoption of this action may impact how frequently we hold an advisory vote on executive compensation, the adoption of this action is not binding on us.  The board of directors may decide in the future that it is in the best interests of our shareholders to hold the advisory vote on executive compensation on a different schedule than the option approved by the Majority Shareholder Consent.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Upon the recommendation of the Board, the Majority Shareholder Consent also approved the compensation paid to our named executive officers as described later in this information statement which is commonly known as a “say-on-pay."  This approval was not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers.  As an advisory vote, this approval is not binding upon us and the Compensation Committee of our Board may elect to recommend changes to the compensation paid to our named executed officers at any time.

PRINCIPAL SHAREHOLDERS

At June 17, 2015, we had 34,103,059 shares of our common stock outstanding which is our only class of voting securities. The following table sets forth information regarding the beneficial ownership of our common stock as of June 17, 2015 by:

•	each person known by us to be the beneficial owner of more than 5% of our common stock;
•	each of our directors;
•	each of our named executive officers; and
•	our named executive officers, directors and director nominees as a group.

Unless otherwise indicated, the business address of each person listed is in care of 6400 Congress Avenue, Suite 2050, Boca Raton, Florida 33487. The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our common stock outstanding on that date and all shares of our common stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent that power may be shared with a spouse.

	Common Stock
Name and Address of Beneficial Owner	Shares	%
W. Kip Speyer (1)	19,271,009	54.4%
Todd F. Speyer	540,000	1.6%
Annette Casacci	1,000	≤1%
Jonathan D. Thielmann	—	—
Richard Rogers	360,000	1.1%
Todd Davenport	36,000	≤1%
Charles H. Lichtman (2)	830,000	2.4%
Randolph Pohlman, PhD (3)	—	—
All directors and executive officers as a group (eight persons) (1)(2)(3)	21,038,009	59.3%
Andrew Handwerker (4)	8,049,905	21.8%

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(1)

The number of shares beneficially owned by Mr. Speyer includes:

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17,971,009 shares of common stock held individually;

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500,000 shares of our common stock underlying our 10% Series A convertible preferred stock; and

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800,000 shares of our common stock underlying our 10% Series C convertible preferred stock.

(2)

The number of shares beneficially owned by Mr. Lichtman includes 100,000 shares of our common stock underlying our 10% Series B convertible preferred stock, which are held jointly with his wife.

(3)

The number of shares beneficially owned by Dr. Pohlman excludes options to purchase 40,000 shares of our common stock at an exercise price of $0.75 per share which have not yet vested.

(4)

The number of shares beneficially owned by Mr. Handwerker includes:

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4,982,000 shares held jointly with his wife;

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217,905 shares held individually,

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850,000 shares of our common stock underlying our 10% Series A convertible preferred stock;

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1,000,000 shares of our common stock underlying our 10% Series B convertible preferred stock;

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500,000 shares of our common stock underlying our 10% Series C convertible preferred stock; and

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500,000 shares of our common stock underlying our 10% Series D convertible preferred stock.

Mr. Handwerker’s address is 4399 Pine Tree Drive, Boynton Beach, FL 33436.

RELATED PARTY TRANSACTIONS

On August 1, 2012 we borrowed $100,000 from W. Kip Speyer, an executive officer and director, in the amount of $100,000, and $100,000 and $50,000 from shareholders Andrew A. Handwerker and Andrew J. Handwerker, respectively, under the terms of notes which matured on August 1, 2022, bore an interest rate of 10%, and were to be repaid based on a 10 year amortization schedule. As security for payment of these notes, we granted a continuing lien and blanket security interest in and to our assets. On November 1, 2012 we borrowed an additional $50,000 from Mr. Speyer on the same terms and conditions. In May 2013 these note holders converted these notes into shares of our common stock at a conversion price of $ 0.28 per share in full satisfaction of these obligations.

CORPORATE GOVERNANCE

Committees of our board of directors

Initially our Board did not establish any committees, including an Audit Committee, a Compensation Committee or a Nominating Committee, or any committee performing any similar function. The functions of those committees were being undertaken by board of directors as a whole. In May 2015 our board of directors established a standing Audit Committee and a standing Compensation Committee.  Each committee has a written charter. The charters are available on our website at www.bmaq.com.  All committee members are required to be independent directors. Information concerning the current membership and function of each committee is as follows:

Director	Audit Committee	Compensation Committee
Dr. Randolph Pohlman	✓
Charles Lichtman	✓
Todd Davenport		✓
Richard Rogers		✓

Audit Committee

The Audit Committee assists the Board in fulfilling its oversight responsibility relating to:

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the integrity of our financial statements;

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our compliance with legal and regulatory requirements; and

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the qualifications and independence of our independent registered public accountants.

The Audit Committee is composed of two directors, both of whom have been determined by the board of directors to be independent within the meaning of Rule 5605 of the NASDAQ Marketplace Rules. The Board has determined that Dr. Pohlman qualifies as an “audit committee financial expert” as defined by the SEC.

Compensation Committee

The Compensation Committee assists the Board in:

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determining, in executive session at which our Chief Executive Officer is not present, the compensation for our CEO or President, if such person is acting as the CEO;

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discharging its responsibilities for approving and evaluating our officer compensation plans, policies and programs,

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reviewing and recommending to the Board regarding compensation to be provided to our employees and directors, and

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administering our equity compensation plans.

The Committee is charged with ensuring that our compensation programs are competitive, designed to attract and retain highly qualified directors, officers and employees, encourage high performance, promote accountability and assure that employee interests are aligned with the interests of our shareholders.  The Compensation Committee is composed of two directors, both of whom have been determined by the board of directors to be independent within the meaning of Rule 5605 of the NASDAQ Marketplace Rules.

Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”)

Dodd-Frank requires public companies to provide shareholders with an advisory vote on compensation of the most highly compensated executives, which are sometimes referred to as “say on pay,” as well as an advisory vote on how often the company will present say on pay votes to its shareholders.  As described earlier in this information statement, the Majority Shareholder Consent approved a non-binding proposal that the frequency of an advisory vote on our executive compensation would be held every three years together with a non-binding resolution approving our executive compensation as described elsewhere in this information statement.

Shareholder nominations

We do not have a policy regarding the consideration of any director candidates which may be recommended by our shareholders, including the minimum qualifications for director candidates, nor has our board of directors established a process for identifying and evaluating director nominees, nor do we have a policy regarding director diversity. We have not adopted a policy regarding the handling of any potential recommendation of director candidates by our shareholders, including the procedures to be followed. Our Board has not considered or adopted any of these policies as we have never received a recommendation from any shareholder for any candidate to serve on our board of directors. Given our relative size, we do not anticipate that any of our shareholders will make such a recommendation in the near future. While there have been no nominations of additional directors proposed, in the event such a proposal is made, all members of our Board will participate in the consideration of director nominees. In considering a director nominee, it is likely that our Board will consider the professional and/or educational background of any nominee with a view towards how this person might bring a different viewpoint or experience to our Board.

The role of our board in risk oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including liquidity risk, operational risk, strategic risk and reputation risk. Mr. W. Kip Speyer serves as both our Chief Executive Officer and Chairman of our board of directors. Messrs. Rogers, Davenport and Lichtman and Dr. Pohlman are considered independent directors within the meaning of Rule 5605 of the NASDAQ Marketplace Rules, but none are considered a “lead” independent director. The business and operations of our company are managed by our Board as a whole, including oversight of various risks, such as operational and liquidity risks that our company faces. Management is responsible for the day-to-day management of the risks we face, while the Board, as a whole, has responsibility for the oversight of risk management. In their roles and as independent directors, Messrs. Rogers, Davenport, Lichtman and Dr. Pohlman meet regularly with management to discuss strategy and risks we face and to address any questions or concerns they may have on risk management and any other matters.

Code of Ethics and Conduct

We have adopted a Code of Ethics and Conduct which applies to our board of directors, our executive officers and our employees. The Code of Ethics and Conduct outlines the broad principles of ethical business conduct we adopted, covering subject areas such as:

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conflicts of interest,

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corporate opportunities,

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public disclosure reporting,

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confidentiality,

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protection of company assets,

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health and safety,

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conflicts of interest, and

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compliance with applicable laws.

A copy of our Code of Ethics and Conduct is available without charge, to any person desiring a copy, by written request to us at our principal offices at 6400 Congress Avenue, Suite 2050, Boca Raton, Florida 33487.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file. Based on our review of the copies of such forms received by us, and to the best of our knowledge, all executive officers, directors and persons holding greater than 10% of our outstanding stock have filed the required reports in a timely manner during 2014.

DIRECTOR COMPENSATION

We have not established standard compensation arrangements for our directors and the compensation payable to each director for services on the Board was determined by the Board.  Following the establishment of a standing Compensation Committee of the Board in May 2015, director compensation will now be determined by that committee.  The following table provides information concerning the compensation paid to our independent directors for their services as members of our board of directors for 2014. The information in the following table excludes any reimbursement of out-of-pocket travel and lodging expenses which we may have paid:

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)(1)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)

Richard Rogers	—	—	13,728	—	—	—	13,728
Todd Davenport	—	—	—	—	—	—	—
Charles Lichtman	—	—	12,256	—	—	—	12,256

———————

(1)

The amounts included in the “Option Awards” column represent the aggregate grant date fair value of the stock options granted to directors during 2014, computed in accordance with ASC Topic 718. The assumptions we utilized to record compensation expense for stock options granted during the year ended December 31, 2014 are as follows:

Expected term (years)	6.25
Expected volatility	63%
Risk-free interest rate	0.01% - 2.07%
Dividend yield	0%
Expected forfeiture rate	0%

EXECUTIVE COMPENSATION

Executive officers

Name	Positions
W. Kip Speyer	Chief Executive Officer
Annette Casacci	Chief Financial Officer

Executive officers of our company are appointed by the board of directors and serve at the pleasure of the Board.

W. Kip Speyer. For information regarding Mr. Speyer, please see “Board of Directors” which appears earlier in this information statement.

Annette Casacci. For information regarding Ms. Casacci, please see “Board of Directors” which appears earlier in this proxy statement.

Summary Compensation Table

The following table summarizes all compensation recorded by us in the past two years for:

•	our principal executive officer or other individual serving in a similar capacity;
•

our two most highly compensated executive officers other than our principal executive officer who were serving as executive officers at December 31, 2014 as that term is defined under Rule B-7 of the Exchange Act; and

•	up to two additional individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer at December 31, 2014.

For definitional purposes, these individuals are sometimes referred to as the “named executive officers.”

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	No equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)

W. Kip Speyer,	2014	70,833	5,000	—	—	—	—	—	75,833
Chief Executive Officer	2013	65,000	2,500	—	—	—	—	—	67,500
Annette Casacci,	2014	68,160	3,500	—	—	—	—	—	71,660
Chief Financial Officer	2013	35,708	2,500	—	34,320	—	—	—	72,028

———————

(1)

The amounts included in the “Option Awards” column represent the aggregate grant date fair value of the stock options granted to directors during 2014, computed in accordance with ASC Topic 718. The assumptions we utilized to record compensation expense for stock options granted during the years ended December 31, 2014 and 2013 are as follows:

	2014	2013
Expected term (years)	6.25	6.25
Expected volatility	63%	80%
Risk-free interest rate	0.01% - 2.07%	0.38% - 0.41%
Dividend yield	0%	0%
Expected forfeiture rate	0%	0%

Employment agreements and how the executive’s compensation is determined

We are a party to an employment agreement with Mr. Speyer, which provides the compensation arrangements with him.  We are not a party to an employment agreement with Ms. Casacci. Her base compensation is $75,000 per year and she is entitled to receive a bonus at the discretion of the Chief Executive Officer. We have not engaged a compensation consultant or other consultant performing similar functions to advise our company on compensation arrangements for our executive officers and directors. Following is a discussion of the terms of our employment agreement with Mr. Speyer.

Employment agreement with W. Kip Speyer

We have entered into an Executive Employment Agreement with W. Kip Speyer, our Chief Executive Officer, with an effective date of June 1, 2014. Under the terms of this agreement, he is serving as Chairman of the Board, Chief Executive Officer and President of our company. We agreed to pay him a base salary of $75,000 annually, and he is entitled to receive discretionary bonuses as may be awarded by our board of directors from time to time. In January 2015 the board of directors, of whom he is a member, increased his base salary to $77,500 annually. He is also entitled to participate in all benefit programs made available to our executive and/or salaried employees, paid vacation and reimbursement for business related expenses. The initial term of the agreement is three years, and it may be extended for an additional one-year period upon written notice by us to him at least 180 days prior to the expiration of the term.

The agreement will terminate upon his death or disability. In the event of a termination upon his death, we are obligated to pay his beneficiary or estate an amount equal to one year base salary plus any earned bonus at the time of his death. In the event the agreement is terminated as a result of his disability, as defined in the agreement, he is entitled to continue to receive his base salary for a period of one year. We are also entitled to terminate the agreement either with or without case, and he is entitled to voluntarily terminate the agreement upon one year’s notice to us. In the event of a termination by us for cause, as defined in the agreement, or voluntarily by Mr. Speyer, we are obligated to pay him the base salary through the date of termination. In the event we terminate the agreement without cause, we are obligated to give him one years’ notice of our intent to terminate and, at the end of the one-year period, pay an amount equal to two times his annual base salary together with any bonuses which may have been earned as of the date of termination. A constructive termination of the agreement will also occur if we materially breach any term of the agreement or if a successor to our company fails to assume our obligations under Mr. Speyer’s employment agreement. In that event, he will be entitled to the same compensation as if we terminated the agreement without cause.

The employment agreement contains customary non-compete and confidentiality provisions. We have also agreed to indemnify Mr. Speyer pursuant to the provisions of our Amended and Restated Articles of Incorporation and Restated By-laws.

Outstanding equity awards at fiscal year-end

The following table provides information concerning unexercised stock options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of December 31, 2014:

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
W. Kip Speyer	—	—	—	—	—	—	—	—	—
Annette Casacci	45,000	135,000	—	0.2778	6/17/23	—	—	—	—

DISSENTER'S RIGHTS

Under Florida law there are no dissenter's rights available to our shareholders in connection with the any of the actions approved in the Majority Shareholder Consent.

SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

As of the date of this information statement, we had not received notice of any shareholder proposals for the 2015 annual meeting and proposals received subsequent to the date of this information statement will be considered untimely. For a shareholder proposal to be considered for inclusion in our proxy or information statement for the 2016 annual meeting, our Corporate Secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.  Proposals should be addressed to:

Bright Mountain Acquisition Corporation

Attention: Corporate Secretary

6400 Congress Avenue

Suite 2050

Boca Raton, Florida 33487

Facsimile: (561) 998-2660

Under Rule 14a-8, to be timely, a shareholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our proxy or information statement release to shareholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, shareholder proposals intended to be presented at the 2016 annual meeting must be received by us at our principal executive office no later than February 28, 2016 in order to be eligible for inclusion in our 2016 proxy or information statement relating to that meeting. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

You may propose director candidates for consideration by the Board’s Compensation Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership, information regarding the candidate as would be required to be included in a proxy or information statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to the Corporate Secretary of Bright Mountain Acquisition Corporation at our principal executive offices at 6400 Congress Avenue, Suite 2050, Boca Raton, Florida  33487 within the time period described above for proposals other than matters brought under SEC Rule 14a-8.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2014 10-K with the SEC. Shareholders may obtain, free of charge, a copy of the 2014 10-K by writing to us at 6400 Congress Avenue, Suite 2050, Boca Raton, Florida 33487, Attention: Corporate Secretary, or from our website, www.bmaq.com.

SHAREHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy and information statements with respect to two or more shareholders sharing the same address by delivering a single proxy or information statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy or information statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy or information statement, or if you currently receive multiple proxy or information statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Bright Mountain Acquisition Corporation, 6400 Congress Avenue, Suite 2050, Boca Raton, Florida 33487 or by faxing a communication to (561) 998-2660.

WHERE YOU CAN FIND MORE INFORMATION

This information statement refers to certain documents that are not presented herein or delivered herewith.  Such documents are available to any person, including any beneficial owner of our shares, to whom this information statement is delivered upon oral or written request, without charge.  Requests for such documents should be directed to Bright Mountain Acquisition Corporation, 6400 Congress Avenue, Suite 2050, Boca Raton, Florida 33487 or by faxing a communication to (561) 998-2660

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office

100 F Street, N.E.

Room 1580

Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ W. Kip Speyer
June 22, 2015	W. Kip Speyer, Chief Executive Officer

Exhibit A

2015 Stock Option Plan

BRIGHT MOUNTAIN ACQUISITION CORPORATION

2015 STOCK OPTION PLAN

The purpose of the Bright Mountain Acquisition Corporation 2015 Stock Option Plan (the "Plan") is to provide (i) designated employees of Bright Mountain Acquisition Corporation (the "Company") and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the "Board") with the opportunity to receive grants of incentive stock options and nonqualified stock options. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's stockholders, and will align the economic interests of the participants with those of the stockholders.

1.

Administration.

a.

Committee. The Plan shall be administered by a committee appointed by the Board (the "Committee"), which may consist of two or more persons who are "outside directors" as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and related Treasury regulations and "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In the event the Company does not have at least two outside directors, the Board shall constitute the Committee.

b.

Committee Authority.  The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, and (v) deal with any other matters arising under the Plan.

c.

Committee Determinations.  The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the  best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

2.

Grants.

Awards under the Plan may consist of grants of incentive stock options ("Incentive Stock Options") and nonqualified stock options ("Nonqualified Stock Options").  Incentive Stock Options and Nonqualified Stock Options are collectively referred to as "Options" and "Grants”.  All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument (the "Grant Instrument"). The Committee shall approve the form and provisions of each Grant Instrument. Grants under the Plan need not be uniform as among the grantees.

3.

Shares Subject to the Plan.

a.

Shares Authorized.  Subject to adjustment as described below, the aggregate number of shares of common stock of the Company ("Company Stock") that may be issued or transferred under the Plan is 1,000,000 shares. The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall be 100,000 shares, subject to adjustment as described below. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, the shares subject to such Grants shall again be available for purposes of the Plan.

b.

Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

4.

Eligibility for Participation.

a.

Eligible Persons. All employees of the Company and its subsidiaries ("Employees"), including Employees who are officers or members of the Board, and members of the Board who are not Employees ("Non-Employee Directors") shall be eligible to participate in the Plan. Consultants and advisors who perform services for the Company or any of its subsidiaries ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Company or its subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors do not directly or indirectly promote or maintain a market for the Company's securities.

b.

Selection of Grantees. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines. Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as "Grantees."

5.

Granting of Options.

a.

Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

b.

Type of Option and Price.

(i)

The Committee may grant Incentive Stock Options that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code or Nonqualified Stock Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

(ii)

The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Committee and may be equal to or greater than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

(iii)

If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on the OTC Markets, Inc. or in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

c.

Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed 10 years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

d.

Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument.  The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

e.

Termination of Employment. Disability or Death.

(i)

Except for options granted to consultants and advisors and except as provided below, an Option may only be exercised while the Grantee is employed by the Company as an Employee, Key Advisor or member of the Board. In the event that a Grantee ceases to be employed by the Company for any reason other than Disability, death, or termination for Cause (as defined below), any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

(ii)

In the event the Grantee ceases to be employed by the Company on account of a termination for Cause by the Company, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by the Company.  In addition, notwithstanding any other provisions of this Section 5, if the Committee determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by the Company or after the Grantee's termination of employment, any Option held by the Grantee shall immediately terminate and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

(iii)

In the event the Grantee ceases to be employed by the Company because the Grantee is Disabled, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

(iv)

If the Grantee dies while employed by the Company or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 5(e)(i) above (or within such other period of time as maybe specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee dies or ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term.  In case of death, the Grantee heirs may exercise any and all rights under this stock option plan within the time frame above.  Except as otherwise provided by the Committee, any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

(v)

For purposes of this Section 5(e):

1.

The term "Company" shall mean the Company and its parent and subsidiary corporations or other entities, as determined by the Committee.

2.

"Employed by the Company" shall mean employment as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options, a Grantee shall not be considered to have terminated employment until the Grantee ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise.

3.

"Disability" shall mean a Grantee's becoming disabled within the meaning of Section 22(e)(3) of the Code or the Grantee becomes entitled to receive long-term disability benefits under the Company's long-term disability plan if said plan exists.

4.

"Cause" shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Grantee (i) has breached his or her employment contract with the Company, (ii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment, (iii) has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information or (iv) has engaged in such other behavior detrimental to the interests of the Company as the Committee determines.

f.

Exercise of Options.  A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price.  The Grantee shall pay the Exercise Price for an Option as specified by the Committee (w) in cash, (x) with the approval of the Committee, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price, (y) payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (z) by such other method as the Committee may approve.  The Committee may authorize loans by the Company to Grantees in connection with the exercise of an Option, upon such terms and conditions as the Committee, in its sole discretion, deems appropriate.  Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due at the time of exercise.

g.

Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $ 100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of Section 424(f) of the Code).

6.

Deferrals.

The Committee may permit or require a Grantee to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Grantee in connection with any Option. If any such deferral election is permitted or required, the Committee shall, in its sole discretion, establish rules and procedures for such deferrals.

7.

Withholding of Taxes.

a.

Required Withholding.  All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. In the case of Options, the Company may require that the Grantee or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

b.

Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to Options by having shares withheld up to an amount that does not exceed the Grantee's minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.

8.

Transferability of Grants.

a.

Nontransferability of Grants.  Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

b.

Transfer of Nonqualified Stock Options.  Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

9.

Change of Control of the Company.

As used herein, a "Change of Control" shall be deemed to have occurred if:

a.

Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote);

b.

The stockholders of the Company approve (or, if stockholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company; or

c.

Any person has commenced a tender offer or exchange offer for 30% or more of the voting power of the then outstanding shares of the Company.

10.

Consequences of a Change of Control.

a.

Assumption of Grants.  Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options or rights by the surviving corporation (or a parent of the surviving corporation), and other outstanding Grants shall be converted to similar grants of the surviving corporation (or a parent of the surviving corporation).

b.

Other Alternatives.  Notwithstanding the foregoing, in the event of a Change of Control, the Committee may, but shall not be obligated to, take any of the following actions with respect to any or all outstanding Grants: the Committee may (i) determine that outstanding Options shall automatically accelerate and become fully exercisable, (ii) require that Grantees surrender their outstanding Options in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's unexercised Options exceeds the Exercise Price of the Options or (iii) after giving Grantees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Committee deems appropriate. Such surrender, termination or settlement shall take place as of the date of the Change of Control or such other date as the Committee may specify. The Committee shall have no obligation to take any of the foregoing actions, and, in the absence of any such actions, outstanding Grants shall continue in effect according to their terms (subject to any assumption pursuant to Subsection (a)).

11.

Requirements for Issuance or Transfer of Shares.

a.

Limitations on Issuance or Transfer of Shares.  No Company Stock shall be issued or transferred in connection with any Option exercise hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee.  The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

b.

Lock-Up Period. If so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any underwritten offering of securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), a Grantee (including any successors or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the 30-day period preceding and the 120-day period following the effective date of a registration statement of the Company filed under the Securities Act for such underwriting (or such shorter period as may be requested by the Managing Underwriter and agreed to by the Company) (the "Market Standoff Period"). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

12.

Amendment and Termination of the Plan.

a.

Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if (i) such approval is required in order for Incentive Stock Options granted or to be granted under the Plan to meet the requirements of Section 422 of the Code, (ii) such approval is required in order to exempt compensation under the Plan from the deduction limit under Section 162(m) of the Code, or (iii) such approval is required by applicable stock exchange requirements.

b.

Termination of Plan.  The Plan shall terminate on the day immediately preceding the 10th anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

c.

Termination and Amendment of Outstanding Grants.  A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 18(b).  The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 18(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

d.

Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

13.

Funding of the Plan.

This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

14.

Rights of Participants.

Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan.  Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

15.

No Fractional Shares.

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

16.

Headings.

Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

17.

Effective Date of the Plan.

The Plan shall be effective on May 22, 2015.

18.

Miscellaneous.

a.

Grants in Connection with Corporate Transactions and Otherwise.  Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or stock awards grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

b.

Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act.  In addition, it is the intent of the Company that the Plan and applicable Grants under the Plan comply with the applicable provisions of Section 162(m) of the Code and Section 422 of the Code. To the extent that any legal requirement of Section 16 of the Exchange Act or Sections 162(m) or 422 of the Code as set forth in the Plan ceases to be required under Section 16 of the Exchange Act or Sections 162(m) or 422 of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole  discretion, agree to limit its authority under this Section.

c.

Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of Florida, without giving effect to the conflict of laws provisions thereof.

BRIGHT MOUNTAIN ACQUISITION CORPORATION

2015 STOCK OPTION PLAN

STOCK OPTION GRANT

This STOCK OPTION GRANT, dated as of _____________ 2015 is delivered by Bright Mountain Acquisition Corporation to _______________.

RECITALS

A.

The Bright Mountain Acquisition Corporation 2015 Stock Option Plan provides for the grant of options to purchase shares of common stock of the Company. The Board of Directors of the Company has decided to make a stock option grant as an inducement for the Grantee to promote the best interests of the Company and its shareholders. A copy of the Plan is attached.

B.

The Board is authorized to appoint a committee to administer the Plan. If a committee is appointed, all references in this Agreement to the Board of Directors shall be deemed to refer to the committee.

NOW, THEREFORE, the parties to this Agreement, intending to be legally bound hereby, agree as follows:

1.

Grant of Option.  Subject to the terms and conditions set forth in this Agreement and in the Plan, the Company hereby grants to the Grantee a nonqualified stock option (NQSO) to purchase _________ shares of common stock of the Company at an exercise price of $______ per Share. The Option shall become exercisable according to Paragraph 2 below.

2.

Exercisability of Option.  The Option shall become exercisable on the following date(s):

___________	Shares	on	________, 201_

3.

Term of Option.

(a)

The Option shall have a term of ten years from the Date of Grant and shall terminate at the expiration of that period, ___________, 202_ unless it is terminated at an earlier date pursuant to the provisions of this Agreement or the Plan.

(b)

Notwithstanding the foregoing, in no event may the Option be exercised after the date that is ten years from the Date of Grant. Any portion of the Option that is not exercisable at the time the Grantee ceases to be employed by, or provide service to, the Company shall immediately terminate.

4.

Exercise Procedures.

(a)

Subject to the provisions of Paragraphs 2 and 3 above, the Grantee may exercise part or all of the exercisable Option by giving the Board written notice of intent to exercise in the manner provided in this Agreement, specifying the number of Shares as to which the Option is to be exercised. On the delivery date, the Grantee shall pay the exercise price (i) in cash, (ii) with the approval of the Board, by delivering Shares of the Company which shall be valued at their fair market value on the date of delivery, (iii) after a public offering of the Company’s stock, payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board or (iv) by such other method as the Board may approve. The Board may impose from time to time such limitations, as it deems appropriate on the use of Shares of the Company to exercise the Option.

(b)

The obligation of the Company to deliver Shares upon exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Board, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations. The Company may require that the Grantee (or other person exercising the Option after the Grantee’s death) represent that the Grantee is purchasing Shares for the Grantee’s own account and not with a view to or for sale in connection with any distribution of the Shares, or such other representation as the Board deems appropriate. All obligations of the Company under this Agreement shall be subject to the rights of the Company as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. Subject to Board approval, the Grantee may elect to satisfy any income tax withholding obligation of the Company with respect to the Option by having Shares withheld up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.

5.

Change of Control.  The provisions of the Plan applicable to a Change of Control shall apply to the Option, and, in the event of a Change of Control, the Board may take such actions, as it deems appropriate pursuant to the Plan.

6.

Restrictions on Exercise.  Only the Grantee may exercise the Option during the Grantee’s lifetime and, after the Grantee’s death, the Option shall be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Grantee, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Agreement.

7.

Grant Subject to Plan Provisions.  This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and exercise of the Option are subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Board in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) rights and obligations with respect to withholding taxes, (ii) the registration, qualification or listing of the Shares, (iii) changes in capitalization of the Company and (iv) other requirements of applicable law. The Board shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

8.

No Employment or Other Rights.  The grant of the Option shall not confer upon the Grantee any right to be retained by or in the employ or service of the Company and shall not interfere in any way with the right of the Company to terminate the Grantee’s employment or service at anytime. The right of the Company to terminate at will the Grantee’s employment or service at any time for any reason is specifically reserved.

9.

No Shareholder Rights.  Neither the Grantee, nor any person entitled to exercise the Grantee’s rights in the event of the Grantee’s death, shall have any of the rights and privileges of a shareholder with respect to the Shares subject to the Option, until certificates for Shares have been issued upon the exercise of the Option.

10.

Assignment and Transfers.  The rights and interests of the Grantee under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Grantee, by will or by the laws of descent and distribution. In the event of any attempt by the Grantee to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Grantee, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates. The Company without the Grantee’s consent may assign this Agreement.

11.

Applicable Law.  The validity, construction, interpretation and effect of this instrument shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to the conflicts of laws provisions thereof.

12.

Notice.  Any notice to the Company provided for in this instrument shall be addressed to the Company in care of the Chief Financial Officer at the Company’s principal executive offices at 6400 Congress Ave., Suite 2050, Boca Raton, FL 33487, and any notice to the Grantee shall be addressed to such Grantee at the current address shown on the payroll of the Company, or to such other address as the Grantee may designate to the Company in writing. Any notice shall be delivered by hand, sent by telecopy or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.

IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this Agreement, and the Grantee has executed this Agreement, effective as of the Date of Grant.

Bright Mountain Acquisition Corporation

By:		Accepted:
	W. Kip Speyer, President and CEO		Grantee Signature